Exhibit 10.1

AMENDMENT

OF

LETTER OF CREDIT FACILITY AGREEMENT

Effective October 2, 2008

This document shall serve as an amendment of that Letter of Credit Facility Agreement dated as of the 2nd day of October, 2001, by and between Bank of the Lakes, N.A. (“Lender”), and Alliance Resource Partners, L.P., a Delaware Limited Partnership (“Borrower”) and shall be effective with respect to all Letters of Credit that have been issued pursuant thereto and remain outstanding.

RECITALS

FOR GOOD AND VALUABLE CONSIDERATION, LENDER AND BORROWER hereby agree as follows, to-wit:

1.	Amendments

a. Paragraph 1.29 “Letter of Credit fee”. This paragraph shall be amended to reduce the Letter of Credit fee for any Letter of Credit issued hereunder from .95% per annum to .75% per annum.

b. Paragraph 6.11. Debt is amended to read as follows, to-wit: An event of default occurs under (a) the Letter of Credit Facility Agreement entered into by the Borrower with Fifth Third Bank as of August 30, 2001, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof, in the amount of $26,000,000.00, or (b) any other indenture, loan agreement, promissory note or other instrument of indebtedness, in the principal amount of $10,000,000.00 or more, to which Borrower or Guarantor is a party and which, in the case of clause (a) or (b), is not cured within any applicable cure period permitted thereunder.

c. Paragraph 8.1. Notices, is amended to provide the following notice requirements:

To Borrower:

ALLIANCE RESOURCE PARTNERS, L.P.

c/o Alliance Resource Management GP, LLC

1717 South Boulder Avenue, Suite 400

Tulsa, Oklahoma 74119

Attn: Cary Marshall, Vice-President, Corporate Finance and Treasurer

Telefax: (918)295-7357

with a copy to:

ALLIANCE RESOURCE PARTNERS, L.P.

c/o Alliance Resource Management GP, LLC

1717 South Boulder Avenue, Suite 400

Tulsa, Oklahoma 74119

Attn: Brian L. Cantrell, Senior Vice President and Chief Financial Officer

Telefax: (918)295-7361

And to:

Steven C., Schnitzer, Esq.

Katten Muchin Rosenman, LLP

2900 K Street, NW

Suite 200

Washington, DC 20007-5118

Telefax: (202)339-8293

To Lender:

BANK OF THE LAKES, NATIONAL ASSOCIATION

12401 E. 86th Street North

Owasso, Oklahoma 74055

Attn: C. M. Gibson, President and Chief Executive Officer

Telefax: (918)274-4707

with a copy to:

Stuart, Biolchini, & Turner

4000 First Place Tower

15 East 5th Street

Tulsa, Oklahoma 74103

Attn: Robert F. Biolchini, Esq.

Telefax: (918)582-3033

2.	Representations, Warranties, and Covenants

Borrower represents and warrants that all of the representations and warranties set forth in the Letter of Credit Facility Agreement are true and correct as of the date hereof, and borrower further represents and warrants that borrower has performed all of the covenants which borrower is required to perform under the Letter of Credit Facility Agreement. All representations and warranties in the Letter of Credit Facility Agreement regarding Borrower are true and correct.

3.	No Other Amendments

Except as expressly set forth in this amendment of the Letter of Credit Facility Agreement, all other portions of the loan agreement and related documents as set forth therein and previously executed by Borrower and Guarantor shall remain and are in full force and effect.

WITNESS WHEREOF, BORROWER AND LENDER have caused this amendment of the Letter of Credit Facility Agreement to be duly executed by their properly and duly authorized officers as of the day and year first above written

“Borrower”

ALLIANCE RESOURCE PARTNERS, L.P., a limited partnership

By:	ALLIANCE RESOURCE MANAGEMENT GP, LLC, the managing general partner

	By:	/s/ Brian L. Cantrell
	Name:	Brian L. Cantrell,
	Title:	Senior Vice President – Chief Financial Officer

Date: April 13, 2009

“Lender”

BANK OF THE LAKES, NATIONAL ASSOCIATION

	By:	/s/ C. M. Gibson
	Name:	C. M. Gibson
	Title:	President and Chief Executive Officer

Date: April 13, 2009